Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 26, 2003

BIG LOTS, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-8897	06-1119097
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

300 Phillipi Road, P.O. Box 28512, Columbus, Ohio	43228-5311
(Address of principal executive office)	(Zip Code)

(614) 278-6800
(Registrant’s telephone number, including area code)

Table of Contents

Item 1.	Changes in Control of Registrant	Not applicable

Item 2.	Acquisition or Disposition of Assets	Not applicable

Item 3.	Bankruptcy or Receivership	Not applicable

Item 4.	Changes in Registrant’s Certifying Accountant	Not applicable

Item 5.	Other Events and Regulation FD Disclosure	Not applicable

Item 6.	Resignations of Registrant’s Directors	Not applicable

Item 7.	Financial Statements and Exhibits	Not applicable

(a) None required

(b) None required

(c) Exhibits

Exhibit
Number	Description

99	Press release, dated February 26, 2003, issued by Big Lots, Inc.

Item 8.	Change in Fiscal Year	Not applicable

Item 9.	Regulation FD Disclosure.

On February 26, 2003, Big Lots, Inc. issued a press release setting forth the Company’s results of operations for the quarter and year ended February 1, 2003, and issued its 2003 earnings guidance. A copy of the Company’s press release is attached as exhibit 99 and hereby incorporated by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

	By:	/s/ Jeffrey G. Naylor

Jeffrey G. Naylor Senior Vice President & Chief Financial Officer

Date: February 26, 2003